                                                                    EXHIBIT 99.9

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


In re: MR Data Management, Inc.                   Case No.: 01-11496

                                                  Reporting Period:  March, 2002



                                                                         CURRENT                   CUMULATIVE
---------------------------------------------------------------------------------------------------------------------

Cash - Beginning of the Month                                                    $0.00                         $0.00
---------------------------------------------------------------------------------------------------------------------
Receipts                                                      Operating
---------------------------------------------------------------------------------------------------------------------
Total Receipts                                                                                                 $0.00
---------------------------------------------------------------------------------------------------------------------
Disbursements
---------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                              $0.00                         $0.00
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Net Cash Flow                                                                    $0.00                         $0.00
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Cash - End of the Month                                                          $0.00                         $0.00
---------------------------------------------------------------------------------------------------------------------


NOTE:  INACTIVE COMPANY.  CASH SWEPT TO LASON SYSTEMS, INC.

In re: MR Data Management, Inc.                               Case No.: 01-11496
                                                  Reporting Period:  March, 2002

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.



                                                            BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                   ASSETS                 CURRENT REPORTING MONTH                  DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents                                         -                         2,860
Restricted Cash and Cash Equivalents
 (see continuation sheet)                                                                               -
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                      -                         2,860
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                -                             -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                     (365,224)                     (368,084)
TOTAL OTHER ASSETS                                                 (365,224)                     (368,084)

TOTAL ASSETS                                                       (365,224)                     (365,224)

                                                            BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY      CURRENT REPORTING MONTH                 DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                            -                             -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                            -                             -

TOTAL LIABILITIES                                                         -                             -
OWNER EQUITY
Capital Stock
Additional Paid-In Capital                                         (345,074)                     (345,074)
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                    (20,150)                      (20,150)
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws)
 (attach schedule)
NET OWNER EQUITY                                                   (365,224)                     (365,224)
TOTAL LIABILITIES AND OWNERS' EQUITY                               (365,224)                     (365,224)



In re: MR Data Management, Inc.                               Case No.: 01-11496
                                                  Reporting Period:  March, 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                           BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                  ASSETS                 CURRENT REPORTING MONTH                 DATE


Other Current Assets









Other Assets

Due To/From Subsidiaries                                          (365,224)                    (368,085)






                                                                  (365,224)                    (368,085)

                                                           BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY     CURRENT REPORTING MONTH                 DATE


Other Postpetition Liabilities




Adjustments to Owner Equity


Post petition Contributions (Distributions) (Draws)




Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.